Exhibit 10.14
Employee Restricted Stock Unit Agreement
This Employee Restricted Stock Unit Agreement (the “Agreement”), by and
between agilon health, inc., a Delaware corporation (the “Company”), and the
Employee whose name is set forth on Exhibit A hereto, is being entered into pursuant to the agilon health, inc. 2021 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”).  This Agreement shall be dated as of the date it is accepted and agreed to by the Employee in accordance with Section 6(s)
of this Agreement. Capitalized terms that are used but not defined herein shall have the respective meanings given to them in the Plan.
Section 1.  Grant of Restricted Stock Units. The Company hereby evidences and confirms its grant to the Employee, effective as of the date set forth on Exhibit A hereto (the “Grant Date”), of the number of Restricted Stock Units set forth on Exhibit A hereto, subject to adjustment pursuant to the Plan. This
Agreement is entered into pursuant to, and the Restricted Stock Units granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between any express provision of this Agreement and any express term of the Plan, the express term of the Plan shall govern.
The award of Restricted Stock Units to the Employee pursuant to this
Agreement is the “Sign-On Award” contemplated by Section 4(c) of the Amended and Restated Employment Agreement, dated as of January 1, 2026 (the
“Employment Agreement Effective Date”), by and between the Company and the
Employee (the “Employment Agreement”) and constitutes satisfaction in full of the
Employee’s right to receive the Sign-On Award pursuant to the Employment
Agreement.
In consideration of the receipt of the Restricted Stock Units, the Employee confirms his or her agreement to comply with the restrictive covenants to which he or she has agreed or is agreeing to be bound by in respect of the Company and the Subsidiaries as set forth in Exhibit B hereto; it being understood that the
Employee shall be required to comply with such restrictive covenants for the periods provided thereby, to the extent permitted by applicable law, even if the
Employee has vested in or forfeited all of the Restricted Stock Units.
Section  2.Vesting of Restricted Stock Units.
(a)Vesting. Except as otherwise provided in this Section 2, the
Restricted Stock Units shall become vested, if at all, in the percentage(s), and on the vesting date(s) set forth on Exhibit A hereto (each, a “Vesting Date”), subject to the continued employment of the Employee by the Company or any Subsidiary thereof through such date. Vested Restricted Stock Units shall be settled as provided in Section 3 of this Agreement.
(b)Effect of Termination of Employment; Death or Disability.
Exhibit 10.14
(i)In the event the Employee’s employment with the Company is either (x) terminated by the Company for any reason other than for Cause
(and for the avoidance of doubt not death or Disability) or (y) terminated by the Employee due to a Voluntary Termination more than eighteen (18)
months after the Employment Agreement Effective Date, and provided that the Employee complies with his restrictive covenants and (in the case of a termination by the Company other than for Cause) satisfies the requirement to provide a valid release of claims as provided in Section 3(h) and 3(i), respectively, of the Employment Agreement, any then-outstanding and unvested Restricted Stock Units will vest in full as of the date of such termination of employment.  As used in this Section 2(b)(i), the terms
“Cause”, “Disability”, and “Voluntary Termination” shall have the meanings ascribed to such terms in the Employment Agreement.
(ii)In the event of the Employee’s death or Section 409A Disability, outstanding unvested Restricted Stock Units shall vest, as of the date of such event, on a pro rata basis, in an amount equal to the product of (x) the number of unvested Restricted Stock Units then held by the Employee that would have vested if the Employee’s employment or service with the
Company or Subsidiary had continued until the next following anniversary of the Grant Date multiplied by (y) a fraction, the numerator of which is the number of days that have elapsed from the later of the Grant Date or the most recent anniversary of the Grant Date and the denominator of which is
365. Vested Restricted Stock Units shall be settled as provided in Section 3 of this Agreement.  Any Restricted Stock Units that are not vested after giving effect to the foregoing provisions of this Section 2(b)(ii) shall be forfeited and canceled for no consideration effective as of the date of such event.  As used in this Section 2(b)(ii), “Section 409A Disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code.
(iii)Any Other Reason. Upon termination of the Employee’s
employment for any reason other than in the circumstances described in the foregoing provisions of this Section 3 (whether initiated by the Company or by the Employee), any unvested Restricted Stock Units shall be forfeited and canceled for no consideration effective as of the date of such termination.
(c)Effect of a Change in Control. In the event of a Change in Control, the treatment of any unvested Restricted Stock Units shall be governed by Article XIV of the Plan; provided, however, that to the extent Section 14.2(c) of the Plan provides for Restricted Stock Units to be settled prior to the applicable Vesting
Date set forth on Exhibit A hereto in connection with a Change in Control, a change in the form of payment of the award (to cash or other property as provided in such provision) shall be permitted to the extent provided in such Section 14.2(c)
of the Plan, but the time of settlement of the award shall not be changed except as provided in the next sentence.  If the Change in Control constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (in each case, within the
Exhibit 10.14
meaning of Section 409A of the Code) and the Administrator determines that no
Alternative Award will be provided for the Restricted Stock Units in connection with the Change in Control, the Administrator may terminate this Agreement and settle the Restricted Stock Units in connection with the Change in Control in accordance with the requirements of Treasury Regulation 1.409A-3(j)(4)(ix)(B) promulgated under Section 409A of the Code (or any similar successor provision).
(d)Discretionary Acceleration. Notwithstanding anything contained in this
Agreement to the contrary, but subject to any limits prescribed in the Plan, the
Administrator, in its sole discretion, may accelerate the vesting (but not timing of payment, except as otherwise provided in Section 2(c)) with respect to any
Restricted Stock Units under this Agreement, at such times and upon such terms and conditions as the Administrator shall determine.
(e)No Other Accelerated Vesting. The vesting and settlement provisions set forth in this Section 2, or in Section 3, or expressly set forth in the Plan, shall be the exclusive vesting and settlement provisions applicable to the Restricted
Stock Units and shall supersede any other provisions relating to vesting and exercisability, unless such other such provision expressly refers to the Plan by name and this Agreement by name and date.
Section 3.Settlement of Restricted Stock Units.
(a)Timing of Settlement. Subject to Section 6(a), any outstanding
Restricted Stock Units that become vested pursuant to the terms hereof (including pursuant to Section 2(b)(i)) shall be settled into an equal number of shares of
Company Common Stock on a date selected by the Company that is within 30 days following the Vesting Date for such Restricted Stock Units set forth on Exhibit
A hereto (each such date, a “Settlement Date”); provided, however, that the
Settlement Date for any Restricted Stock Units that vest pursuant to Section
2(b)(ii) shall be a date selected by the Company that is within 30 days following the Employee’s death or Section 409A Disability, as applicable.
(b)Mechanics of Settlement. On each Settlement Date, the Company shall electronically issue to the Employee one whole share of Company Common
Stock for each Restricted Stock Unit that became vested as of the Settlement Date
(except as provided in Section 6(a)), and, upon such issuance, the Employee’s rights in respect of such Restricted Stock Unit shall be extinguished. In the event that there are any fractional Restricted Stock Units that became vested on such date, such fractional Restricted Stock Units shall be settled through a cash payment equal to the portion of Restricted Stock Unit multiplied by the Fair Market
Value of the Company Common Stock on such Settlement Date. No fractional shares of Company Common Stock shall be issued in respect of the Restricted
Stock Units.
Section 4.  Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Employee may not sell the shares of Company
Common Stock acquired upon settlement of the Restricted Stock Units unless such shares are registered under the Securities Act of 1933, as amended (the
Exhibit 10.14
“Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the
Company Common Stock, and the Employee may not sell the shares of Company
Common Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.
Section 5.  Restriction on Transfer; Non-Transferability of Restricted Stock
Units. The Restricted Stock Units are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered
(including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Employee upon the Employee’s death. Any purported transfer in violation of this Section 5 shall be void ab initio.
Section 6.Miscellaneous.
(a)Tax Withholding. In the event the Company settles any Restricted
Stock Units using Company Common Stock, the Company or one of the
Subsidiaries shall require the Employee to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S.
tax withholding obligations that may arise in connection with the vesting of the
Restricted Stock Units and the related issuance of shares of Company Common
Stock. Notwithstanding the preceding sentence, if the Employee elects not to remit cash in respect of such obligations, (x) the Company shall retain a number of shares of Company Common Stock issued in respect of the Restricted Stock
Units then vesting that have an aggregate Fair Market Value as of the Settlement
Date equal to the amount of such taxes required to be withheld not in excess of such amount as may be necessary to avoid liability award accounting and any remaining amount shall be remitted in cash or withheld and (y) the number of shares of Company Common Stock to be issued in respect of the Restricted Stock
Units shall thereupon be reduced by the number of shares of Company Common
Stock so retained (and the Employee shall thereupon be deemed to have satisfied his or her obligations under this Section 6(a)). The method of withholding set forth in the immediately preceding sentence shall not be available if withholding in this manner would violate any financing instrument of the Company or any of the
Subsidiaries.  In the event of a cash payment or any other withholding event in respect of the Restricted Stock Units, the Company (or a Subsidiary) shall be entitled to require a cash payment by or on behalf of the Employee and/or to deduct from other compensation payable to the Employee any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment.
(b)Dividend Equivalents. In the event that the Company pays any ordinary dividend in cash on a share of Company Common Stock following the
Grant Date and prior to an applicable Settlement Date, there shall be credited to the account of the Employee in respect of each outstanding Restricted Stock Unit
Exhibit 10.14
an amount equal to the amount of such dividend. The amount so credited shall be deferred (without interest, unless the Administrator determines otherwise) until the applicable Settlement Date of the related Restricted Stock Units and then paid in cash (but shall be forfeited upon any forfeiture of such related Restricted Stock
Unit).
(c)Section 409A.  It is intended that any amounts payable under this
Agreement shall either be exempt from or comply with Section 409A of the Code
(including the Treasury regulations and other published guidance relating thereto)
(“Code Section 409A”) so as not to subject the Employee to payment of any additional tax, penalty or interest imposed under Code Section 409A.  The provisions of this Agreement shall be construed and interpreted to avoid the imputation of any such additional tax, penalty or interest under Code Section 409A yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Employee.  Any installment payments provided in this Agreement shall be treated as a series of separate payments for purposes of Code Section
409A.
(d)Authorization to Share Personal Data. The Employee authorizes the
Company or any Affiliate of the Company that has or lawfully obtains personal data relating to the Employee to divulge or transfer such personal data to the Company or to a third party, in each case in any jurisdiction, if and to the extent reasonably appropriate in connection with this Agreement or the administration of the Plan.
(e)No Rights as Stockholder; No Voting Rights. Except as provided in
Section 6(b), the Employee shall have no rights as a stockholder of the Company with respect to any shares of Company Common Stock covered by the Restricted
Stock Units prior to the issuance of such shares of Company Common Stock.
(f)No Right to Awards. The Employee acknowledges and agrees that the grant of any Restricted Stock Units (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the
Company and the Subsidiaries and (iii) should not be construed as creating any obligation on the part of the Company or any of the Subsidiaries to offer any
Restricted Stock Units or other awards in the future.
(g)No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the
Company or any Subsidiary, or to interfere with or limit in any way the right of the
Company or any Subsidiary to terminate such employment at any time.
(h)Nature of Award.  This award of Restricted Stock Units and any delivery or payment in respect thereof constitutes a special incentive payment to the
Employee and shall not be taken into account in computing the amount of salary or compensation of the Employee for the purpose of determining any retirement, death or other benefits under (x) any retirement, bonus, life insurance or other employee benefit plan of the Company, or (y) any agreement between the Company and the
Employee, except as such plan or agreement shall otherwise expressly provide.
Exhibit 10.14
(i)Interpretation. The Administrator shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder)
and this award. Any determination or interpretation by the Administrator under or pursuant to the Plan or this award shall be final and binding and conclusive on all persons affected hereby.
(j)Forfeiture of Awards. The Restricted Stock Units granted hereunder
(and gains earned or accrued in connection therewith) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct) as may be adopted by the Administrator or the Board from time to time and communicated to the Employee or as required by Applicable Law, and are otherwise subject to forfeiture or disgorgement of profits as provided by the Plan.
(k)Consent to Electronic Delivery. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, the Employee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Employee pursuant to applicable securities laws)
regarding the Company and the Subsidiaries, the Plan, this Agreement and the
Restricted Stock Units via Company website or other electronic delivery.
(l)Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
(m)Waiver; Amendment.
(i)Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this
Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this
Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.
Exhibit 10.14
(ii)Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the
Employee and the Company.
(n)Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.
(o)Applicable Law. This Agreement shall be governed in all respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of Delaware, without reference to principles of conflict of law that would require application of the law of another jurisdiction.
(p)Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right he, she or it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that he, she or it and the other party hereto have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 6(p).
(q)Limitations of Actions. No lawsuit relating to this Agreement may be filed before a written claim is filed with the Administrator and is denied or deemed denied as provided in the Plan and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
(r)Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
(s)Acceptance of Restricted Stock Units and Agreement. The Employee
has indicated his or her consent and acknowledgement of the terms of this
Agreement pursuant to the instructions provided to the Employee by or on behalf of the Company. The Employee acknowledges receipt of the Plan, represents to the Company that he or she has read and understood this
Agreement and the Plan, and, as an express condition to the grant of the
Restricted Stock Units under this Agreement, agrees to be bound by the terms of both this Agreement and the Plan. The Employee and the Company each agrees and acknowledges that the use of electronic media (including, without limitation, a clickthrough button or checkbox on a website of the Company or a third-party administrator) to indicate the Employee’s confirmation, consent, signature, agreement and delivery of this Agreement and the Restricted Stock Units is legally valid and has the same legal force and effect as if the Employee and the
Company signed and executed this Agreement in paper form. The same use of electronic media may be used for any amendment or waiver of this Agreement.
Exhibit 10.14
/s/ Jeffrey Schwaneke1/1/2026
__________________________ ________________________
Employee SignatureDate
Exhibit 10.14
Exhibit A to
Employee Restricted Stock Unit Agreement
Employee:Jeffrey Schwaneke
Grant Date:1/10/2026
Quantity Granted:600,000
Vesting:  One-third (1/3) of the total number of Restricted Stock Units granted subject to the award are scheduled to vest on each of the first, second and third annual anniversaries of the Grant Date set forth above, in each case subject to the terms of the Agreement.
Exhibit 10.14
Exhibit B to
Employee Restricted Stock Unit Agreement
Restrictive Covenants
      Section 1Confidential Information.
1.1The Employee agrees that during the Employee’s employment with the Company, and thereafter, the Employee will not disclose confidential or proprietary information, or trade secrets, related to any business of the
Company, the Subsidiaries or any of their respective Affiliates, including without limitation, and whether or not such information is specifically designated as confidential or proprietary:  all business plans and marketing strategies; information concerning existing and prospective markets, suppliers and customers; financial information; information concerning the development of new products and services; and technical and non-technical data related to software programs, design, specifications, compilations, inventions, improvements, patent applications, studies, research, methods, devices, prototypes, processes, procedures and techniques (collectively,
“Confidential Information”).  Subject to Section 2 of this Exhibit B, the
Employee agrees to hold as Company property all Confidential Information and all books, papers, media and other data and all copies thereof and therefrom, in any way relating to the businesses of the Company, the Subsidiaries or any of their respective Affiliates, whether made or received by the Employee.
“Confidential Information” does not include information that is or becomes generally known to the public, other than through the breach of this Exhibit B by the Employee.
1.2Notwithstanding anything herein to the contrary, this Agreement does not prohibit the Employee from disclosing Confidential Information to the extent required by applicable law, providing truthful testimony or accurate information in connection with any investigation being conducted into the business or operations of the Company by any government agency or other regulator that is responsible for enforcing a law on behalf of the government or otherwise providing information to the appropriate government regulatory agency or body regarding conduct or action undertaken or omitted to be taken by the
Company that the Employee reasonably believes is illegal or in material non- compliance with any financial disclosure or other regulatory requirement applicable to the Company.  The Employee acknowledges that the Employee hereby has been notified by this writing, in accordance with the Defend Trade
Secrets Act of 2016, 18 U.S.C. § 1833(b), that: (a) an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; (b) an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in a complaint or other
Exhibit 10.14
document filed in a lawsuit or other proceeding, if such filing is made under seal; and (c) an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret except pursuant to court order.
The Employee hereby assigns to the Company any rights the Employee may have or acquire in such Confidential Information and acknowledges that all
Confidential Information shall be the sole property of the Company, the
Subsidiaries and/or their respective Affiliates or their assigns.
Exhibit 10.14
1.3The Employee’s obligations under this Section 1 are indefinite in term.
        Section 2  Return of Company Property. The Employee
acknowledges that all tangible items containing any Confidential Information or trade secrets, including, without limitation, memoranda, photographs, records, reports, manuals, drawings, blueprints, prototypes, notes, documents, drawings, specifications, software, media and other materials, including any copies thereof (including electronically-recorded copies), are the exclusive property of the Company and the Subsidiaries, and the
Employee shall deliver to the Company all such material in the Employee’s possession or control upon the Company’s request and in any event upon the termination of the Employee’s employment with the Company.  The Employee shall also return any keys, equipment, identification or credit cards, or other property belonging to the Company or its Subsidiaries upon termination of the
Employee’s employment or the Company’s request.
      Section 3Nonsolicitation. The Employee hereby covenants
and agrees that, during the Employee’s employment with the Company and, to the extent permitted by applicable law, for the two-year period following the date on which the Employee’s employment with the Company terminates for any reason, the Employee shall not, directly or indirectly, as an employee, agent, consultant, partner, joint venture, owner, officer, director, member of any other firm, partnership, corporation or other entity or in any other capacity, on the Employee’s own behalf or on behalf of another:
(a)solicit, induce or encourage any then-current employee of the Company, any Subsidiary or any of the Company’s Affiliates to leave their employment with the Company, the Subsidiaries or any of the
Company’s Affiliates or hire or knowingly take any action to assist or aid any other person, corporation, firm, partnership or other entity in identifying or hiring any such employee or former employee whose employment terminated within the prior one-year period; and
(b)(i) induce (or attempt to induce) a breach or disruption of the contractual relationship between the Company, any Subsidiary or any of the Company’s Affiliates and any physician practice, physician, health plan or payor that is then-currently or was in the prior one-year period under contract with the Company or any of its Subsidiaries or
Affiliates or (ii) use Confidential Information or the trade secrets of the
Company or any of its Subsidiaries or Affiliates to solicit, induce or encourage any of the foregoing physician practices, physicians, health plans or payors to end its, his or her relationship with the Company or any of its Subsidiaries or Affiliates, as applicable.
Section 4Intellectual Property.
Exhibit 10.14
4.1  The Employee shall at all times during the Employee’s
employment with the Company and thereafter (i) fully and promptly disclose to the appropriate Company personnel any Developments (as defined below)
that the Employee becomes aware of or involved in, (ii) make himself or herself generally and reasonably available to Company representatives to discuss such Developments; and (iii) hold all Developments for the sole use and benefit of the Company.
4.2          As used herein, “Developments” shall mean any and all work product, and the intellectual property rights therein, made, conceived, created, discovered, authored, invented, developed or reduced to practice
(collectively, “Created”) by the Employee during and within the scope of the
Employee’s employment with the Company (including actual and/or anticipated business, developments, inventions or research), whether Created by the
Employee alone or working with others, whether or not such items are patentable, registrable, or protected as Confidential Information or trade secrets, whether or not made or conceived during normal working hours or on the Company’s premises, or protected as Confidential Information or trade secrets, including but not limited to inventions, ideas, improvements, modifications, discoveries, know-how, creations, designs, technologies, techniques, devices, formulae, software, models, trademarks, patents, service marks, copyrights, copyrightable material, works of authorship, trade secrets, methods, processes, developments, derivatives, mask works, works made for hire, rights of priority, reissue of letters patent, renewals, registrations and extensions that are at any time granted with respect to any one or more of the foregoing intellectual property items.  For the avoidance of doubt,
“Developments” do not include any intellectual property Created by the
Employee prior to the commencement of his or her employment with the
Company (unless otherwise agreed with the Company or its Affiliates).
1.3  Notice required by the State of California and any other state requiring such notice: The Employee understands that the
Employee’s obligation to assign inventions to the Company under this Section
5 shall not apply to any inventions for which no equipment, supplies, facilities, or trade secret information of the Company or its Affiliates was used and that was developed entirely on the Employee’s own time, unless (i) the invention relates directly to the business of the Company, or to the Company’s actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by the Employee for the Company.
1.4The Employee acknowledges and agrees that any copyrightable works included in the Developments are “works-made-for- hire” under the U.S.
Copyright Act of 1976 (as amended) and the copyright laws of other relevant jurisdictions and that the Company will be considered the author and owner of such copyrightable works. The Employee hereby irrevocably assigns, transfers, conveys, and delivers to the Company all of the Employee’s right, title and interest in and to the Developments. The Employee understands and
Exhibit 10.14
acknowledges that the Developments include, and the assignment in this
Section 5 constitutes a present conveyance to the Company of ownership of, property and rights in existence as of or prior to the date of this Agreement, those currently being Created, as well as those which have not yet been
Created.
1.5The Employee hereby irrevocably assigns, transfers, conveys, and delivers to the Company, and waives and agrees never to assert, any and all
Moral Rights (defined below) that the Employee may have in or with respect to any Developments, even after termination of Employee’s employment with the
Company.  As used herein, “Moral Rights” mean any rights to claim authorship of any Development, to object to or prevent any modification of any
Development, to withdraw from circulation or control the publication or distribution of any Development, and any similar right existing under any law anywhere in the world.
1.6The Employee agrees at all times during the Employee’s
employment with the Company and thereafter to sign and deliver any and all further documents necessary or desirable to effectuate or evidence the assignments and waivers set forth in this Section 5 and to maintain, perfect, and enforce patent, copyright, trade secret and other legal protection for the
Developments.
1.7The Employee shall not use any of the Developments or any
Residual Knowledge (defined below) related to the Developments for any purpose unrelated to the Employee’s duties at the Company during and after termination of Employee’s employment with the Company.  As used herein,
“Residual Knowledge” means any information or idea known to and remembered by Employee without the use of or reliance on any materials or other tangible objects containing such information or idea.
1.8If, in the course of providing services to the Company, the
Employee exploits or incorporates into any Developments any work product, or intellectual property rights therein, owned by the Employee or in which the
Employee has an interest (“Employee IP”), the Employee hereby grants to the
Company a nonexclusive, royalty-free, perpetual, irrevocable, worldwide right and license to make, have made, copy, modify, use, distribute, sell or otherwise exploit such Employee IP in the conduct of the Company’s and its
Affiliates’ business.
Section 5Nondisparagement. While employed by the Company and thereafter, the Employee shall not, whether in writing or orally, disparage the
Company, any Subsidiary, their respective Affiliates or their respective predecessors and successors, or any of the current or former directors, officers, employees, shareholders, partners, members, agents or representatives of any of the foregoing, with respect to any of their respective past or present  activities; or otherwise publish (whether in writing or orally)
statements that tend to portray any of the aforementioned parties in an
Exhibit 10.14
unfavorable light; provided that nothing herein shall or shall be deemed to prevent or impair the Employee from testifying truthfully in any legal or administrative proceeding if such testimony is compelled or requested (or otherwise complying with legal requirements).
Section 6Remedies. The Company and the Employee agree that
the provisions of this Exhibit B do not impose an undue hardship on the
Employee and are not injurious to the public; that these provisions are necessary to protect the business of the Company, the Subsidiaries and the
Company’s Affiliates; that the nature of the Employee’s responsibilities with the
Company provide and/or will provide the Employee with access to confidential or proprietary information or trade secrets that are valuable and confidential to the Company, the Subsidiaries and the Company’s Affiliates; that the
Company would not grant Options to the Employee if the Employee did not agree to the provisions of this Exhibit B; that the provisions of this Exhibit B are reasonable in terms of length of time, geography and scope; and that adequate consideration supports the provisions of this Exhibit B.  In the event that a court determines that any provision of this Exhibit B is unreasonably broad, extensive or prohibited, the Employee agrees that such court should narrow such provision to the extent necessary to make it reasonable and permitted and enforce the provisions as narrowed. The
Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, any remedies provided for pursuant to the provisions of the Plan and related Award Agreements and any other injunctive relief, equitable relief and compensatory damages for any breach of the Employee’s obligations under this Exhibit B.
Section 7Miscellaneous. The Employee’s obligations under this
Exhibit B shall be cumulative of any similar obligations the Employee has under any other agreement with the Company, any Subsidiary or any of their respective Affiliates.